JUNE 2002 NYSE Symbol: ESE

Forward-Looking Statement

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of June 5, 2002. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; electricity shortages; competition; intellectual property rights; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; performance issues with key suppliers and subcontractors; collective bargaining labor disputes; and the Company's successful execution of internal operating plans.

ESCO Heritage Spun-off in 1990 from Emerson Primarily Defense (90%) 7 Acquisitions; 2 Divestitures Sold Last Major Defense Property in September of 1999 NEW ESCO

Today, ESCO is...

A Leading Provider of Engineered Filtration Products to the Process, Health Care and Transportation Markets Worldwide

The Industry Leader in RF Shielding and EMC Test Products

A Proven Supplier of Special Purpose Communications Systems based on Patented Proprietary Technology

ESCO Products & Applications Filtration Test Communications

ESCO Business Profile - FY '00 vs '01

RF Shielding & Test $63.0M 21%

Filtration $181.7M 61%

Other $12.8 4%

Communications $42.7M 14%

Fiscal 2000 Sales = $300.2M

RF Shielding & Test $85.5M 25%

Filtration $188.2M 55%

Other $12.1 3%

Communications $59.1M 17%

Fiscal 2001 Sales = $344.9M

ESCO Served Markets - FY 2001 Consumer & Appliance 7% Automotive Products 14% Commercial Aerospace 9% Defense Aerospace 12% Electronics 13% Healthcare 18% Commercial 16% Industrial 11%

ESCO will sustain its Momentum through

Continued Investment in New Products

Ongoing Performance Improvement Actions

Selective Acquisitions

Supported by

A Strong Balance Sheet -- AND -

A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders

ESCO Strategy

Financial Goals New ESCO 5 Year View Sales Growth > 10% CAGR EBIT Margin > or equal to 13% EPS Growth > 15% CAGR

MOMENTUM Revenue Growth CAGR = 20% 1999 238.4 2000 300.2 2001 344.9 Acquisition Related Growth $25.7M (11%) $28.6M (10%) (1) Excludes Divested Defense Unit.

Income Statement (In Millions)

FY 2001 FY 2000
Operations Operations % Change
Net Sales $344.9 $300.2 14.9%
Gross Profit 108.4 91.9 18.0%
% Sales 31.4% 30.6%

EBIT (1) 30.9 24.7 25.1%
% Sales 9.0% 8.2%

Net Earnings 19.6 16.0 22.5%
% Sales 5.7% 5.3%

EPS - Diluted (4) (2)$1.53 (3)$1.26 21.4%

EBITDA 42.5 36.3 17.1%
% Sales 12.3% 12.1%

(1) Excludes Goodwill Amort of: FY '01 = $3.5M & FY '00 = $2.6M (Pretax)

(2) Excludes Elimination of the Net Deferred Tax Valuation Allowance of $.99 per share

(3) Excludes Non-recurring Gain of $.22 Related to Property Divestitures

(4) EPS Table:
Approximate
GAAP Non-recurring Goodwill EPS from
EPS Reported Items Amortization Operations
2000 1.33 (0.22) 0.15 1.26
2001 2.35 (0.99) 0.17 1.53

Net Sales EBIT EBIT Margin
Segment 2001 2000 2001 2000 2001 2000
Filtration 188.2 181.7 13.5 14.3 7.2% 7.9%
Test 85.5 63.0 8.9 5.4 10.4% 8.6%
Comm 59.1 42.7 11.9 8.2 20.1% 19.2%
Other 12.1 12.8 (3.4) (3.2) -28.1% -25.0%
Totals 344.9 300.2 30.9 24.7 9.0% 8.2%
ESCO Segment Performance

Years ended September 30

Dollars in Millions

EBIT Excludes Goodwill Amortization

New Product Sales Outlook 49% Increase ESCO Patents Over 150 Issued Over 100 Pending $47.1 15.7% Sales FY’00 $70.1 20.3% Sales FY’01 Includes Products Introduced During Prior 3 Years

Engineering Investment Filtration 50% RF Shielding & Test 17% Communications 27% Other 6% FY ’01 Engineering Expenditures = $25.4M (7.4% Sales) Engineering Force Count ~ 260

ESCO Performance Improvement Actions

FY ’01 Selected Data

Sales up 14.9% over prior year

Force count reduced 2.2% compared to prior year

3 Facilities Closed; Sq. Ft. Reduced 6.5%

Operating Margin improvement of 0.7%

Ongoing
Test Consolidation in Austin — Will be complete Q2, FY’02

European Work Transfer Initiatives

Advanced Automation

Make / Buy

ESCO Acquisitions: FY '00 – '02

Acquisitions	Company
EATON	APRIL, 2000: PURCHASED THE SPACE PRODUCTS BUSINESS OF EATON, LOCATED IN EL SEGUNDO, CA. THE COMPANY MANUFACTURERS SPECIALTY VALVES AND OTHER FLUID FLOW COMPONENTS FOR SATELLITE LAUNCH VEHICLES AND AIRCRAFT APPLICATIONS (PART OF PTI). ANNUAL SALES ARE APPROX. $ 7M.
	APRIL, 2000: PURCHASED LINDGREN RF ENCLOSURES (LOCATED IN CHICAGO, IL AND MINOCQUA, WI) AND LINDGREN-RAYPROOF (U.K.) FOR APPROX. $25M. LINDGREN IS A LEADING SUPPLIER OF RF SHIELDING & COMPONENTS USED IN MEDICAL, COMMUNICATIONS & ELECTRONICS APPLICATIONS (PART OF ETS). ANNUAL SALES ARE APPROX. $40M.
	JUNE, 2000: PURCHASED HOLADAY INDUSTRIES INC., LOCATED IN EDEN PRAIRIE, MN, FOR $4.3M. HOLADAY IS A LEADING SUPPLIER OF SPECIALTY MEASUREMENT PROBES FOR EMC TEST, HEALTH & SAFETY, AND MICROWAVE MARKETS (PART OF ETS). ANNUAL SALES ARE APPROX. $5M.
bea	JUNE, 2001: PURCHASED BEA FILTRI S.p.A., LOCATED IN MILAN, ITALY. BEA IS A SUPPLIER OF FILTRATION PRODUCTS TO THE PHARMACEUTICAL, FOOD AND BEVERAGE, HEALTH CARE, AND PETRO-CHEMICAL MARKETS, WITH ANNUAL SALES OF APPROX. $10M.
North Carolina SRT INC	MARCH, 2002: PURCHASED EXCLUSIVE RIGHTS TO THE PATENT PORTFOLIO AND RELATED IP OF NORTH CAROLINA, SRT, AN INNOVATIVE MANUFACTURER OF CROSS-FLOW FILTRATION AND SEPARATIONS MODULES AND EQUIPMENT FOR FOOD & BEVERAGE AND PHARMACEUTICAL APPLICATIONS; ANNUAL SALES ~ $3M.

15

ESCO TECHNOLOGIES

Balance Sheet (In Millions)

                                         &nbs p;                9/30/01
Cash & Equivalents                      $14.5
Accounts Receivable                    61.4
Inventory                                         54.8
Other Current Assets                      5.5               —Includes Tax
   Total Current Assets             $136.2                   Effected NOL of
Property, Plant & Equip, Net        65.0                   $45.5M, retained
Other Assets                                174.4         ;       —from former defence
   Total Assets                            $375.6                   subsidiaries.
Current Maturities - LTD               $.01
Current Liabilities                           64.0
Other Liabilities                              15.9
Long Term Debt                                8.3
   Total Liabilities                            88.3
Shareholders Equity                     287.3
   Total Liabilities & Equity        $375.6

Dedicated Management

Executive Equity Ownership Program

Outright Ownership of 3X & 5X Total Cash Compensation

Board of Directors Ownership Program

5X Retainer

Broad Stock Option Incentive Program
(Approx. 200 Management Participants)

Economic Profit Improvement is an Incentive Compensation Component

ESCO Strategy

ESCO will sustain its Momentum through

Continued Investment in New Products

Ongoing Performance Improvement Actions

Selective Acquisitions

Supported by

A Strong Balance Sheet -- AND -

A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders

ESCO TECHNOLOGIES SEGMENT PROFILES

Filtration Segment Picture Collage

Filtration Segment

ESCO Addressable Market ~$5B

Served Markets

Industrial Process (20%)     Transportation

Health Care (19%)     Auto (20%)

Consumer & Appl. (13%)     Aero (28%)

Broad Blue Chip Customer Base:

2001 CONTRIBUTION
Sales   $188.2M
55%

EBIT   $13.5M
44%

Filtration Growth Drivers

Leadership Position in Certain Niches Driven by
Technology Advancements and Customer Support

Membrane Development

Advanced Pleating Geometries

Process Improvement in Insert Injection Molding

Separations and Concentrations Technology

Served Market Growth: 5%-10+% CAGR

New Products

Food & Beverage

Water

Acquisitions

Microfiltration

Product line "drop-ins"/Technology

Semiconductor

Pharmaceutical

RF Shielding & Test Segment

RF Shielding & Test

Market Profile

ESCO Addressable Market ~$400M

Served Markets

Electronics (46%)   Transportation

Health Care (31%)   Auto (12%)

Other (2%)    Aero (9%)

Broad Blue Chip Customer Base:

2001 CONTRIBUTION
Sales

$85.5M
25%

EBIT

$8.9M
29%

RF Shielding & Test
ESCO is the global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products.

Growth Drivers

MRI

Proliferation of Electronic Devices

International

Calibration Services

Communications Segment TWACS(r) System

Communications

Market Profile

ESCO Addressable Market

North American Automatic Meter

Reading (AMR) ~ $6B
97 Million Meters
70% Investor Owned
15% Municipal
15% Co-op
Plus Developing
Demand Side Management
International
Served Markets
Industrial (93%) - Electronics (7%)
Customer Base:
2001 CONTRIBUTION

Sales
$59.1M

17%

EBIT
$11.9M

38%

Two-way Automatic
Communications System

TWACS(r)

Power Line Based Fixed Network System

Most Capable Proven System Available

40 North American Utilities, 3.5M End Points

Can be Deployed System-wide

Versatility / Value-Added Features

Two-way Load Control

Time of Use

Outage Mapping

Clearly the Best Solution for Rural Areas
and Broken Terrain

Cost

Reliability

Incorporates Patented Proprietary Technology

Communications

Growth Drivers

Market

Deregulation Driving More Attention to Efficiency and Customer Care

$

- Meter Reading Cost

- Theft

- Call Center Cost

Customer

- Billing Accuracy

- Call Center Responsiveness

- Outage Restoration

ESCO

Existing Product Attributes

Investment in New Product Features / Further Differentiation

ESCO TECHNOLOGIES YTD PERFORMANCE

Income Statement (In Millions)
                                         &nbs p;           6 Mo's YTD       6 Mo's YTD
                                         &nbs p;           FY 2002                 FY 2001
                                         &nbs p;           Operations                Operations                       % Change

Net Sales $172.6 $169.8 1.6%

Gross Profit 56.0 52.5 6.7%

% Sales 32.4% 30.9%

EBIT 16.2 (1) 15.3 5.9%

% Sales 9.4% 9.0%

Net Earnings 10.0% 9.3 7.5%

% Sales 5.8% 5.5%

EPS - Diluted(2) $0.77 $0.73 5.5%

EBITDA 22.3 21.3 4.7%

% Sales 12.9% 12.5%

(1) FY '01 results reported as if FAS 142 had been implemented.

(2) EPS Table:
EPS
2001
2002

GAAP Reported
0.65
0.77

Non-recurring Items
-
-

Goodwill Amortization
0.08
-

Approximate EPS from Operations
0.73
0.77

ESCO Segment Performance

Net Sales   EBIT   EBIT Margin

Segment  YTD 2002  YTD 2001  YTD 2002  YTD 2001  2002  2001

Filtation  92.4  91.1  5.4  5.4  5.8%  5.9%

Test  34.5  44.0  2.3  4.4  6.7%  10.0%

Comm  39.8  29.0  9.2  6.9  23.1%  23.8%

Other  5.9  5.7  (0.7)  (1.4)  -11.9%  -24.6%

Totals  172.6  169.8  16.2  15.3  9.4%  9.0%

Six Months Ended March 31

Dollars in Millions

EBIT Excludes Goodwill Amortization

Balance Sheet (In Millions)

               3/31/02

Cash & Equivalents   $12.6

Accounts Receivable   68.0

Inventory   50.0

Other Current Assets   21.4   --Includes Tax

Total Current Assets   $152.0   Effected NOL of

Property, Plant & Equip, Net   66.0   $41.4M, retained

Other Assets   165.4   --from former defense

Total Assets   $383.4   subsidiaries.

Current Maturities - LTD    $0.1

Current Liabilities   61.4

Other Liabilities   16.2

Long Term Debt   8.1

Total Liabilities   85.8

Shareholders Equity   297.6

Total Liabilities & Equity   $383.4

JUNE 2002